UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2019

NewMarket Corporation

(Exact name of registrant as specified in its charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 6, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of NewMarket Corporation (the “Company”), taking into consideration the Company’s achievements for 2019, approved the following bonus payments for the Company’s named executive officers:

Thomas E. Gottwald, President and Chief Executive Officer	$490,000
Bruce R. Hazelgrove, III, Executive Vice President and Chief Administrative Officer	$315,000
Brian D. Paliotti, Vice President and Chief Financial Officer	$350,000
M. Rudolph West, Vice President, General Counsel and Secretary	$290,000

The Compensation Committee also approved grants of restricted common stock (the “Performance Stock”) to the Company’s named executive officers (the “Participants”) effective February 6, 2019 and as set forth below. The awards will be granted on February 27, 2019 (the “Award Date”) pursuant to the Company’s 2014 Incentive Compensation and Stock Plan (the “2014 Compensation Plan”). The Performance Stock awards will be governed by the 2014 Compensation Plan and the Form of Performance Stock Award Agreement, as described below:

Officer	Number of shares of Performance Stock
Thomas E. Gottwald	625
Bruce R. Hazelgrove, III	437
Brian D. Paliotti	437
Malcolm R. West	437

Participants may earn between 50% and 100% of the shares of Performance Stock awarded. Each award of Performance Stock will vest only upon satisfaction of certain performance criteria, which shall be achieved only if the Company’s earnings per share for the fiscal year of the Company ending December 31, 2023 is at least equal to the applicable performance targets. On the date the Compensation Committee certifies in writing that the applicable performance criteria have been achieved, an applicable Participant’s interest in all or a percentage of the Performance Stock then outstanding shall be transferable and nonforfeitable, subject to forfeiture in the event of the termination of the Participant’s employment with the Company (other than by reason of the Participant’s death, disability, or retirement). In the event of the Participant’s death or disability (as the term “Disability” is defined in the Form of Performance Stock Award Agreement), a portion of the Participant’s shares of Performance Stock shall be forfeited. In the event of the Participant’s retirement (as the term “Retirement” is defined in the Form of Performance Stock Award Agreement), a portion, or all, of the Participant’s shares of Performance Stock shall be forfeited, depending upon the date of the Participant’s retirement. The Performance Stock is also subject to clawback by any law, regulation, stock exchange listing standard or Company policy.

The above description of the Performance Stock does not purport to be complete and is qualified in its entirety by reference to the Form of Performance Stock Award Agreement, a copy of which is filed with this report as Exhibit 10.1 and which is incorporated herein by reference.

Item  9.01Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Performance Stock Award Agreement (incorporated by reference to Exhibit 10.1 to Form 8-K (File No. 1-32190) filed February 26, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewMarket Corporation

February 12, 2019	By:	/s/ Brian D. Paliotti
	Name:	Brian D. Paliotti
	Title:	Vice President and Chief Financial Officer